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                                                                    EXHIBIT 25.1
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
              Check if an Application to Determine Eligibility of
                    a Trustee Pursuant to Section 305(b)(2)

                             ---------------------

                         U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

              800 NICOLLET MALL                                    55402
            MINNEAPOLIS, MINNESOTA                               (Zip Code)
   (Address of principal executive offices)

                              LORI-ANNE ROSENBERG
                         U.S. BANK NATIONAL ASSOCIATION
                              60 LIVINGSTON AVENUE
                               ST. PAUL, MN 55107
                                 (651) 495-3909
           (Name, address and telephone number of agent for service)

                         GAYLORD ENTERTAINMENT COMPANY
                    (Issuer with respect to the Securities)

                   DELAWARE                                      73-0664379
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                      Identification No.)

              ONE GAYLORD DRIVE                                    37214
             NASHVILLE, TENNESSEE                                (Zip Code)
   (Address of Principal Executive Offices)

                          6.75% SENIOR NOTES DUE 2014
                   GUARANTEES OF 6.75% SENIOR NOTES DUE 2014
                      (TITLE OF THE INDENTURE SECURITIES)
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                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

     a) Name and address of each examining or supervising authority to which it is subject.

     Comptroller of the Currency
     Washington, D.C.

     b) Whether it is authorized to exercise corporate trust powers.

     Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

     None

ITEMS 3-15  Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

     1. A copy of the Articles of Association of the Trustee.*

     2. A copy of the certificate of authority of the Trustee to commence business.*

     3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

     4. A copy of the existing bylaws of the Trustee.*

     5. A copy of each Indenture referred to in Item 4. Not applicable.

     6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

     7. Report of Condition of the Trustee as of December 31, 2004 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.
---------------

* Incorporated by reference to Registration Number 333-67188.

                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                        2
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                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 22nd of April, 2005.

                                          By: /s/ Lori-Anne Rosenberg
                                            ------------------------------------
                                              Lori-Anne Rosenberg
                                              Vice President

                                          By: /s/ Richard H. Prokosch
                                            ------------------------------------
                                              Richard H. Prokosch
                                              Vice President

                                        3
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                                                                       EXHIBIT 6

                                    CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  April 22, 2005

                                          By: /s/ Lori-Anne Rosenberg
                                            ------------------------------------
                                              Lori-Anne Rosenberg
                                              Vice President

                                          By: /s/ Richard H. Prokosch
                                            ------------------------------------
                                              Richard H. Prokosch
                                              Vice President

                                        4
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                                                                       EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION

                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2004

                                                                12/31/2004
                                                               ------------
                                                                 ($000'S)
                                  ASSETS
  Cash and Due From Depository Institutions.................   $  6,340,324
  Federal Reserve Stock.....................................              0
  Securities................................................     41,160,517
  Federal Funds.............................................      2,727,496
  Loans & Lease Financing Receivables.......................    122,755,374
  Fixed Assets..............................................      1,791,705
  Intangible Assets.........................................     10,104,022
  Other Assets..............................................      9,557,200
                                                               ------------
     TOTAL ASSETS...........................................   $194,436,638

                                LIABILITIES
  Deposits..................................................   $128,301,617
  Fed Funds.................................................      8,226,759
  Treasury Demand Notes.....................................              0
  Trading Liabilities.......................................        156,654
  Other Borrowed Money......................................     25,478,470
  Acceptances...............................................         94,553
  Subordinated Notes and Debentures.........................      6,386,971
  Other Liabilities.........................................      5,910,141
                                                               ------------
  TOTAL LIABILITIES.........................................   $174,555,165

                                  EQUITY
  Minority Interest in Subsidiaries.........................   $  1,016,160
  Common and Preferred Stock................................         18,200
  Surplus...................................................     11,792,288
  Undivided Profits.........................................      7,054,825
                                                               ------------
     TOTAL EQUITY CAPITAL...................................   $ 19,881,473
TOTAL LIABILITIES AND EQUITY CAPITAL........................   $194,436,638

                                        5
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     To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

                                          U.S. BANK NATIONAL ASSOCIATION

                                          By: /s/ Lori-Anne Rosenberg
                                            ------------------------------------
                                              Lori-Anne Rosenberg
                                              Vice President

Date:  April 22, 2005

                                        6